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                                                                   EXHIBIT 4.01




             INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA


   NUMBER                                                        SHARES

                        [CYBERGUARD CORPORATION LOGO]

COMMON STOCK                                                 SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
                                                            CUSIP 231910 10 0


THIS CERTIFIES THAT




IS THE REGISTERED HOLDER OF


     SHARES OF COMMON STOCK, PAR VALUE ONE CENT PER SHARE, FULLY PAID AND
                              NON-ASSESSABLE OF


                            CYBERGUARD CORPORATION

transferable only on the books of the Corporation by the holder hereof, in person or by Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:


           /s/                  [SEAL]        /s/
             SECRETARY                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

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                            CYBERGUARD CORPORATION

  Cyberguard Corporation (the "Company") will furnish to any holder of its Common Stock or Preferred Stock, upon request and without charge, a full statement of the designations, preferences and relative participating, optional or other special rights of each class of stock and the qualifications, limitations or restrictions of such designations, preferences and/or rights.

  Until the Separation Time (as defined in the Rights Agreement referred to below), this Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of September 15, 1994 (as such may be amended from time to time, the "Rights Agreement") between the Company and Society National Bank, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be terminated, may be exchanged for shares of Common Stock or other securities or assets of the Company or a Subsidiary of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an "Affiliate" or "Associate" thereof, as such terms are defined in the Rights Agreement, or by any transferee or any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this Certificate without charge within five days after the receipt of a written request therefor.

  The following abbreviations, when used in the inscription on the face of the Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
TEN COM - as tenants in common                                      UNIF GIFT MIN ACT                 Custodian
TEN ENT - as tenants by the entireties                                               -----------------         --------------
JT' TeN - as joint tenants with right of                                               (Cust)                    (Minor)
          survivorship and not as tenants                                            under Uniform Gifts to Minors
          in common                                                                  Act
                                                                                        --------------------------------------
                                                                                                   (State)

                                 Additional abbreviations may also be used though not in the above list.

For value received,                                       hereby sell, assign and transform unto.
                   ---------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                 ]


- ----------------------------------------------------------------------------------------------------------------------------
                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNED)

- ----------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------

                                                                                                                             shares
- -----------------------------------------------------------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                           Attorney
- ---------------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------------------


                                               Signature:
                                                         -------------------------------------------------------------------------
                                               NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                                         UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                         OR ENLARGEMENT OR ANY CHANGES WHATEVER.



SIGNATURE(S) GUARANTEED:
                        ----------------------------------------------------------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKER, SAVINGS
                        AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
                        PROGRAM), PURSUANT TO S.E.C. RULE 17AD-16.
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